Exhibit 10.1

January 4, 2022

Re:	Fourth Amendment to Convertible Note Purchase Agreement dated April 1, 2020

Reference is made to the following:

(i)	Convertible Note Purchase Agreement, dated April 1, 2020, (the “Convertible Note Agreement”) entered by and among Citrine Global, Corp. (the “Company”), Citrine S A L Investment & Holdings Ltd, WealthStone Private Equity Ltd, WealthStone Holdings Ltd, Golden Holdings Neto Ltd, Beezz Home Technologies Ltd, Citrine Biotech 5 LP, Citrine High Tech 6 LP, Citrine High Tech 7 LP, Citrine 8 LP, Citrine 9 LP and Citrine Biotech 10 LP (collectively, the “Buyers”), and as subsequently amended;

(ii)	Convertible Promissory Note in the principal amount of $100,000 issued by the Company on June 12, 2020 to the order of Citrine Hi Tech 7 LP and due July 31, 2023 (“Note 1”);

(iii)	Convertible Promissory Note in the principal amount of $170,000 issued by the Company on April 19, 2020 to the order of Citrine 8 LP and due July 31, 2023 (“Note 2”);

(iv)	Convertible Promissory Note in the principal amount of $900,000 issued by the Company on June 15, 2020 to the order of Citrine 9 LP and due July 31, 2023 (“Note 3”); and

(v)	Convertible Promissory Note in the principal amount of $350,000 issued by the Company on June 21, 2021 to the order of Citrine 8 LP and due July 31, 2023 (“Note 4”; together with Note 1, Note 2, Note 3, the “Outstanding Notes”)

The purpose of this amendment letter (the “Amendment Letter”) is to amend certain of the terms of Convertible Note Agreement, the Outstanding Notes, and the outstanding warrants subsequently issued in connection with the Outstanding Notes (hereinafter, the “Outstanding Warrant”), all as hereinafter provided.

1. Amendment to the Outstanding Notes. In consideration of the warrants and increased interest rate on the Outstanding Notes agreed to by the parties hereunder under the Second Amendment to the Convertible Loan Agreement dated as of April 12, 2021, the parties intend to amend each of the Outstanding Notes as provided below:

(i) The preamble to the Outstanding Notes prior to Article I (Conversion Rights) shall be amended to add the following text

“The principal and interest payment shall be made in New Israeli Shekels (NIS) at the conversion rate which was in effect on the date on which the loan was advanced.”

(ii) Amendment to Section 1.2 (Conversion Price). Section 1.2 is hereby amended to delete the text thereunder and replace with the following.

“The conversion price per share of the Common Stock shall be $0.05 (the “Conversion Price”)”.

2.	Amendment to Outstanding Warrants.

The exercise price of the Outstanding Warrants shall, without any further action, be revised to an exercise price of $0.05 per share.

This Amendment Letter shall become effective as of the date hereof. There are no conditions precedent or subsequent to the effectiveness of this Amendment Letter. Except as modified by the terms of this Amendment Letter, the terms and provisions of the Convertible Loan Agreement and the Outstanding Notes shall remain unmodified and in full force and effect. Other than as stated herein, this Amendment Letter shall not operate as a waiver of any condition or obligation imposed on the parties under the Convertible Loan Agreement, the Outstanding Notes and the Outstanding Warrants. In the event of any conflict, inconsistency, or incongruity between any provision of this Amendment Letter and any provision of the Convertible Loan Agreement, the Outstanding Notes and the Outstanding Warrants, the provisions of this Amendment Letter shall govern and control. This Amendment shall not be changed or modified orally, but only by an instrument in writing signed by the parties.

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IN WITNESS WHEREOF, the undersigned have executed this Letter Amendment as of the date first written above.

CITRINE GLOBAL, CORP.		CITRINE S A L INVESTMENT & HOLDINGS LTD

By:	/s/ Ilanit Halperin	By:	/s/ Ora Elharar Soffer
Name:	Ilanit Halperin	Name:	Ora Elharar Soffer
Title:		Title:

BEEZZ HOME TECHNOLOGIES LTD		WEALTHSTONE PRIVATE EQUITY LTD

By:	/s/ Ora Elharar Soffer	By:	/s/ Ilan Ben Ishay
Name:	Ora Elharar Soffer	Name:	Ilan Ben Ishay
Title:		Title:

WEALTHSTONE HOLDINGS LTD		GOLDEN HOLDINGS NETO LTD

By:	/s/ Ilan Ben Ishay	By:	/s/ Ilan Ben Ishay
Name:	Ilan Ben Ishay	Name:	Ilan Ben Ishay
Title:		Title:

CITRINE BIOTECH 5 LP		CITRINE HIGH TECH 6 LP

By:	/s/ Ora Elharar Soffer	By:	/s/ Ora Elharar Soffer
Name:	Ora Elharar Soffer	Name:	Ora Elharar Soffer
Title:		Title:

CITRINE HIGH TECH 7 LP		CITRINE 8 LP

By:	/s/ Ora Elharar Soffer	By:	/s/ Ora Elharar Soffer
Name:	Ora Elharar Soffer	Name:	Ora Elharar Soffer
Title:		Title:

CITRINE 9 LP		CITRINE BIOTECH 10 LP

By:	/s/ Ora Elharar Soffer	By:	/s/ Ora Elharar Soffer
Name:	Ora Elharar Soffer	Name:	Ora Elharar Soffer
Title:		Title:

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